EXHIBIT 16
                                                                      ----------





                                 October 3, 2002



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549



Dear Sirs/Madams:

         We have read and agree with the comments in Item 4 of Form 8-K of PalWeb Corporation dated October 1, 2002.


                                        Yours truly,

                                        /s/ Hulme Rahhal Henderson, Inc.
                                        --------------------------------
                                        Hulme Rahhal Henderson, Inc.
                                        Ardmore, Oklahoma